Exhibit 99.22

                                   aggregate pool
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gross WAC                                   6.74%
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wtd avg FICO                               682.94
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FICO < 600                                  0.00%
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FICO 600-650                               18.50%
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wtd avg CLTV                               91.96%
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CLTV = 80                                   6.90%
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CLTV > 80.01                               83.04%
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LTV 95.01 -100                             10.18%
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Full Doc (%)                               61.61%
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Stated Doc (%)                             38.39%
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purch (%)                                  59.27%
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CO refi (%)                                37.08%
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Own Occ (%)                                96.34%
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Prepay Penalty (%)                         81.21%
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DTI (%)                                    40.70%
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ARM ? (%)                                  83.01%
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2/28 (%)                                   47.82%
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3/27 (%)                                   35.08%
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1st Lien (%)                              100.00%
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Avg Loan Balance                      $254,638.14
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# of Loans                                   6237
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Loan Bal < $100k                            1.83%
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Mtg Rates > 12%                             0.00%
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Manuf Housing (%)                           0.06%
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largest state                              44.65%
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silent 2nd (%)                             45.66%
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IO loans (%)                               87.54%
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5yr IO                                     27.61%
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2 yr IO                                    39.10%
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IO: FICO                                   682.56
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IO LTV                                     82.34%
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IO DTI
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IO full doc                                59.28%
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IO: purch                                  64.04%
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